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                                                                    EXHIBIT 10.1

SUMMARY OF PERFORMANCE GOALS AND BUSINESS CRITERIA FOR PAYMENT OF AWARDS

      Executive bonus targets for the executive group are set between the 50th and 75th percentile of market data as an average. The named executives were assigned the following target annual bonus amounts:

                                                                 TARGET ANNUAL
                                                                 BONUS AMOUNT
                                                                ---------------
Scott C. Grout, President and Chief Executive Officer              $328,300
Julia A. Harper, Chief Financial Officer and Secretary             $140,500
Christian A. Lepiane, Vice President of Worldwide Sales            $140,500
Keith Lambert, Vice President of Operations and Manufacturing      $125,000

      Actual bonus payouts are calculated and paid semi-annually and are based on achievement of planned operating income, as well as the following parameters:

PARAMETER                PAYOUT                                     WEIGHT
----------------------   -------------------------------------  -------------
Individual objectives    Payout from 0 - 200% based on results        50%
Design win target        Payout from 0 - 200% based on results        20%
Revenue target           Payout from 0 - 200% based on results        15%
Gross margin target      Payout from 0 - 200% based on results        15%